UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2019

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Britannia Rd., East Mississauga, Ontario, Canada	L4W 4T5

Corporate Center III 4221 W. Boy Scout Blvd., Suite 400 Tampa, Florida, United States	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(905) 795-6500 (813) 313-1732

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares without nominal or par value	COT	New York Stock Exchange
	BCB	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2019, the Board of Directors of Cott Corporation (the “Company”) and Jerry Fowden mutually agreed to extend Mr. Fowden’s tenure as Executive Chairman until March 28, 2020, at which time Mr. Fowden’s position shall automatically terminate unless mutually extended by the Company and Mr. Fowden. The terms of the extension are materially consistent with Mr. Fowden’s existing terms of employment, which are summarized in the Company’s Proxy Statement filed on March 19, 2019, except that Mr. Fowden’s annual bonus for 2020 will be prorated based on the period served and he is not eligible to receive additional equity awards. The foregoing description of the extension of Mr. Fowden’s offer letter is qualified in its entirety by reference to the full text of the extension, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01.  Other Events

On December 11, 2019, the Company announced that the Board of Directors has approved a new 12-month share repurchase program of up to $50 million. In order to facilitate repurchases, the Toronto Stock Exchange (the “TSX”) has approved the Company’s notice of intention to make a normal course issuer bid for a portion of its common shares as appropriate opportunities arise from time to time. Repurchases will be made through the facilities of the TSX, the New York Stock Exchange and other alternative Canadian trading systems in accordance with applicable regulatory requirements, including Rule 10b-18 of the Securities Exchange Act of 1934. Common shares will be repurchased in accordance with management’s discretion and in compliance with applicable law.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Extension of Offer Letter Agreement with Jerry Fowden, dated December 10, 2019.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation
(Registrant)

December 11, 2019
	By:	/s/ Marni Morgan Poe
Marni Morgan Poe Chief Legal Officer and Secretary